The Variable Annuity Life Insurance Company
                                Separate Account A

                     UIT-981 Impact Fixed and Variable Annuity
                    Independence Plus Fixed and Variable Annuity
                        Potentia Fixed and Variable Annuity

                      SUPPLEMENT TO THE MAY 2, 2016 PROSPECTUS


Effective September 28, 2016, the VALIC Company I Money Market I Fund changed its name and principal investment strategy. The fund will be called the Government Money Market I Fund. The fund's principal investment objective, to seek liquidity, protection of capital and current income through investments in short-term money market instruments, has not changed. The fund's new investment strategy will be to invest at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by cash and/or U.S. Government securities. In addition, under normal circumstances, the fund invests at least 80% of its net assets in U.S. Government securities and/or repurchase agreements that are collateralized by U.S. Government securities.

All references to the Money Market I Fund are changed to the Government Money Market I Fund.

A "government money market fund" under Rule 2a-7, such as the fund, may, but is not required to, impose liquidity fees and redemption gates. The fund's Board of Directors has determined that the fund will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Board may elect to impose liquidity fees or redemption gates in the future.

Dated: October 11, 2016


                Please keep this Supplement with your Prospectus.